SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 30, 2015
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33145 (Commission file number)	36-2257936 (I.R.S. Employer Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210
(Address of principal executive offices)

(940) 898-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 5, 2015, Sally Beauty Holdings, Inc. (the “Company”) issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the quarter ended December 31, 2014 (the “Earnings Release”).

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

On January 30, 2015, the Board of Directors (the “Board”) of Sally Beauty Holdings, Inc. (the “Company”) appointed Mr. Christian A. Brickman as President and Chief Executive Officer (“CEO”) of the Company, effective February 1, 2015 (the “Transition Date”).  Mr. Brickman’s appointment as CEO was made pursuant to the Company’s previously announced executive transition plan approved by the Board on April 25, 2014.  Mr. Brickman succeeds Mr. Gary G. Winterhalter as the Company’s CEO.  Also pursuant to the executive transition plan, the Board has appointed Mr. Winterhalter as Executive Chairman of the Company effective as of the Transition Date.  Mr. Winterhalter, age 62, has agreed to serve as Executive Chairman through January of 2018, subject to the discretion of the Board and his continued election as a director by the Company’s stockholders at the Company’s 2016 and 2017 annual meetings.

Mr. Winterhalter has served as the Company’s CEO since its separation from The Alberto-Culver Company in 2006 and has built the Company into what it is today.  The Company is eternally grateful to Mr. Winterhalter for his leadership and commitment to the Company’s success and is pleased that Mr. Winterhalter will continue to play a significant role with the Company, as Executive Chairman and a valued director.

In connection with Mr. Brickman’s transition to CEO, the Compensation Committee approved an increase in Mr. Brickman’s annual salary from $660,000 to $950,000, effective February 1, 2015.  In addition, Mr. Brickman’s target annual bonus under the Company’s Management Incentive Plan will be increased from 80% of his base salary to 100% of his base salary, effective February 1, 2015.

In satisfaction of the disclosure required by Items 401(b) and 401(e) of Regulation S-K, the section of the Company’s Proxy Statement, filed with the Securities and Exchange Commission on December 9, 2014, entitled “Executive Officers of the Registrant” is incorporated by reference herein. With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Brickman and any director or executive officer of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Brickman and the Company that would be required to be reported.

The Company’s news release announcing the CEO transition is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

The Earnings Release also provides an update on the Company’s strategy and business outlook.

Item 9.01.  Financial Statements and Exhibits

(d)                                      See exhibit index.

All of the information furnished in Items 2.02, 7.01 and Exhibit 99.1 attached to this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

February 5, 2015	By:	/s/ Matthew O. Haltom
Name: Matthew O. Haltom
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	News release reporting financial results for the quarter ended December 31, 2014, issued by Sally Beauty Holdings, Inc. on February 5, 2015

Exhibit 99.2	News release announcing the CEO transition, issued by Sally Beauty Holdings, Inc. on February 5, 2015